[ZURICH KEMPER LIFE LETTERHEAD]


VIA EDGAR

August 29, 2000

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  Kemper Investors Life Insurance Company ("KILICO") and
     KILICO Variable Separate Account
     ("Variable Separate Account")
     File No. 811-5025

Commissioners:

     Attached for filing, pursuant to Section 30(d) and Rule 30d-2 of the Investment Company Act of 1940 ("1940 Act"), is the most recent semi-annual report of the Variable Separate Account referenced above for the Kemper Destinations Life Variable Universal Life product ("Destinations Life"). The semi-annual report consists of a front and back cover binding the most recent semi-annual reports of the mutual fund subaccount options available through the Variable Separate Account for Destinations Life. Because the most recent semi-annual reports of the funds have been filed with the SEC by their respective Investment Managers/Advisers, KILICO is filing herewith only the front and back cover prepared by KILICO and hereby incorporates by reference the semi-annual reports of the underlying funds set forth below.

     The Variable Separate Account for Destinations Life includes the underlying fund options as follows:

     Kemper Variable Series (File No. 811-5002)
     Scudder Variable Life Investment Fund (File No. 811-04257)
     The Alger American Fund (File No. 811-5550)
     Dreyfus Investment Portfolios (File No. 811-08673)
     The Dreyfus Socially Responsible Growth Fund, Inc. (File No. 811-7044) Warburg Pincus Trust (File No. 811-07261)

     Please call the undersigned at 847-969-3524 if you have any questions or comments.

Yours truly,

/s/ Juanita M. Thomas

Juanita M. Thomas
Vice President and
 Assistant General Counsel

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                    SEMIANNUAL REPORT TO
                                         SHAREHOLDERS FOR THE SIX MONTHS
                                                     ENDED JUNE 30, 2000


Semiannual Report
For Policy Holders of Kemper Destinations(SM) Life

* Kemper Variable Series
* Scudder Variable Life Investment Fund
* The Alger American Fund
* Dreyfus Investment Portfolios
* The Dreyfus Socially Responsible Growth Fund, Inc.
* Warburg Pincus Trust


                                           LOGO: KEMPER ANNUITIES & LIFE

This report must be preceded or accompanied by the current prospectus.

Kemper Destinations(SM) Life is a modified single premium variable universal life insurance policy (under policy form series L-8387 & L-8388), issued by Kemper Investors Life Insurance Company, Long Grove, IL. Securities are distributed by Investors Brokerage Services, Inc., located at 1 Kemper Drive, Long Grove, IL 60049. Kemper Destinations(SM) Life may not be available in all states. The policy contains limitations. Policy forms may vary per state. Certain features may be subject to state variation.

Because additional premium is permitted under the policy or may be required to continue coverage in-force, some states do not consider Kemper
Destinations(SM) Life to be a single premium variable universal life insurance policy.

The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank or other financial institution. The policies are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The policy involves investment risk, including the possible loss of principal.

Symbols: NO BANK AND NO FDIC


INVESTMENT MANAGERS:
Scudder Kemper Investments, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(Tel) 800-778-1482

Fred Alger Management, Inc.
1 World Trade Center
Suite 9333
New York, NY 10048
(Tel) 800-992-3863

The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
(Tel) 800-554-4611

Warburg Pincus
P.O. Box 9030
Boston, MA 02205-9030
(Tel) 800-525-3713


LOGO: RECYCLING

Printed on recycled paper
SPVL-3 (8/31/00) 1118980
Printed in the U.S.A.

                                           LOGO: KEMPER ANNUITIES & LIFE
                           Long-term investing in a short-term world(SM)